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                          LIMITED STANDSTILL AGREEMENT

     This AGREEMENT (the "Agreement") is made as of the 30th day of July, 2004, by the signators hereto (each a "Holder"), in connection with his ownership of shares of Conolog Corporation, a Delaware corporation (the "Company").

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

     1.   Background.

          a. Holder is the beneficial owner of the amount of shares of the Common Stock, $.001 par value, of the Company ("Common Stock").

          b. Holder acknowledges that the Company has entered into or will enter into agreements with subscribers to the Company's Common Stock and Warrants (the "Subscribers"), for the sale of an aggregate of up to $688,500 of Common Stock and Warrants to the Subscribers (the "Offering"). Holder understands that, as a condition to proceeding with the Offering, the Subscribers have required, and the Company has agreed to assist the Subscribers in obtaining, an agreement from the Holder to refrain from selling any securities of the Company for a period of time from the present until the sooner of (i) ninety (90) days after the registration statement covering the securities sold in the Offering has been effective under the Securities Act of 1933 (the "Act"), (ii) two (2) years after the Closing Date (as defined in the Subscription Agreement) (the "Restriction Period"), (iii) Subscribers no longer own any Securities (as defined in the Subscription Agreement), or (iv) by operation of law, provided that any distributee agrees to be subject to this Agreement.

     2.   Share Restriction.

          a. Holder hereby agrees that during the Restriction Period, the Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, other than (i) in connection with an offer made to all shareholders of the Company or any merger, consolidation or similar transaction involving the Company, or (ii) with the prior written consent of the Subscribers, which shall not be unreasonably withheld. Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.

          b. Any subsequent issuance to and/or acquisition of shares by Holder will be subject to an additional ninety (90) day lockup from the date of such issuance or acquisition.

     3.   Miscellaneous.

          a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

          b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent that the securities laws of the state in which Holder





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resides and federal securities laws may apply.

          c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

          d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

          IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

                                        HOLDER:


                                        ----------------------------------------
                                        (Signature of Holder)

                                        ----------------------------------------
                                        (Print Name of Holder)

                                        ----------------------------------------
                                        Number of Shares of Common Stock
                                        Beneficially Owned


                                        COMPANY:

                                        CONOLOG CORPORATION


                                        By:
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